Exhibit 10.41

FIRST AMENDMENT

TO THE

AMENDED AND RESTATED COAL MINING LEASE

AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED COAL MINING LEASE AGREEMENT dated as of May 19, 2008 (hereinafter “Amendment”), by and between WPP LLC, a Delaware limited liability company (hereinafter “Lessor”) and WILLIAMSON ENERGY, LLC, a Delaware limited liability company (hereinafter “Lessee”).

WHEREAS, Lessor and Lessee entered into that certain Amended and Restated Coal Ming Lease Agreement dated August 14, 2006 (hereinafter “Lease”); and

WHEREAS, Lessee has requested that the Amended and Restated Coal Mining Lease Agreement be amended to exclude a certain wheelage charge, as specified in Section 16 of the Lease, on certain foreign coal located outside the leased Premises and Lessor is willing to do so; and

NOW THEREFORE, in consideration of the terms and conditions herein and other good and valuable consideration, the Lessor and Lessee agree hereto as follows:

1.	The recitals above are incorporated herein and made a part of this Amendment.

2.	Section 16. of the Amended and Restated Coal Mining Lease Agreement is hereby modified by deleting the following:

“For purposes of this section, the term “foreign coal” shall mean any coal other than coal mined from the Leased Premises:”

and incorporate the following in its place:

“For purposes of this section, the term “foreign coal” shall mean any coal other than coal mined from the Leased Premises, except for the 1,956.81 acres, more or less, of coal mined from the Premises, known as the 5000-FOOT EXTENSION”, which is leased from Independence Land Company, LLC to Lessee by Coal Mining Lease Agreement dated March 13, 2006:”

3.	Except as modified herein, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their respective names by their respective officers or representatives whom are duly authorized to execute this Amendment as of the date hereof.

Executed in duplicate.

NRP (Operating) LLC On Behalf of WPP LLC As Its Sole Member

By:	/s/ Kevin F. Wall
Kevin F. Wall
Its:	Vice President & Chief Engineer

WILLIAMSON ENERGY, LLC

By:	/s/ Donald R. Holcomb

Its:	Authorized Person

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 27th day of May, 2008, by Kevin F. Wall, Vice President & Chief Engineer of NRP (Operating) LLC, the sole member of WPP LLC, a Delaware limited liability company, on behalf of WPP LLC.

My commission expires: November 1, 2008.

/s/ Paddy Sue Gay
NOTARY PUBLIC

[SEAL]

STATE OF WV,

COUNTY OF RALEIGH, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 19th day of May, 2008, by Donald Holcomb, as Authorized Person of WILLIAMSON ENERGY, LLC.

My commission expires: 2/24/2013.

/s/ Beth Marie DePolo
NOTARY PUBLIC

[SEAL]

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